Federated Hermes Index Trust

Federated Hermes Max-Cap Index Fund
CLASS C SHARES (TICKER MXCCX)
CLASS R SHARES (TICKER FMXKX)
INSTITUTIONAL SHARES (TICKER FISPX)
SERVICE SHARES (TICKER FMXSX)
Federated Hermes Mid-Cap Index Fund
INSTITUTIONAL SHARES (TICKER FMCRX)
SERVICE SHARES (TICKER FMDCX)
CLASS R6 SHARES (TICKER FMCLX)

SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2020
Under the heading entitled “Securities in Which the Fund Invests–Securities Descriptions and Techniques–Equity Securities” in each Fund’s Statement of Additional Information, please add the following:
“Initial Public Offerings
The Fund may invest in securities issued in initial public offerings (IPOs). The Fund will participate in such offerings, which may not be included in the Index, without regard to the issuer’s market capitalization and will select IPO securities based on the Adviser’s fundamental analysis of the issuer. The Adviser generally will limit its investments in IPO securities to those listed on a U.S. stock exchange. Investments in IPO securities may be speculative in nature, may be volatile, and may involve significant gains or losses. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to decline following the IPO. IPO securities are subject to many of the same risks of investing in companies with smaller market capitalizations. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. These fluctuations could impact the Fund’s NAV and return earned on the Fund’s shares. If the Fund invests in an IPO security not included in the Index, then there may be an increased risk of tracking error.”
June 16, 2021

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455464 (6/21)
© 2021 Federated Hermes, Inc.